Exhibit 10.1

FOURTH LOAN MODIFICATION AGREEMENT

THIS FOURTH LOAN MODIFICATION AGREEMENT (this "Modification") is made as of November 11, 2013 (the "Effective Date"), between and among REPUBLIC FIRST BANK (D/B/A REPUBLIC BANK) ("Bank"), a Pennsylvania chartered bank, having an address at Two Liberty Place, Suite 2400, 50 S. 16th Street, Philadelphia, PA 19102, RESOURCE CAPITAL INVESTOR, INC., a Delaware corporation (“RCI”), and RESOURCE PROPERTIES XXX, INC., a Delaware corporation (“RP XXX” and together with RCI, collectively, "Borrower"), each with offices at One Crescent Drive, Suite 203, Navy Yard Corporate Center, Philadelphia, PA 19112.
BACKGROUND
Bank and Borrower are parties to a Loan Agreement, dated February 25, 2011, as modified by a Loan Modification Agreement, dated September 21, 2011 (the "First Modification"), by a Second Loan Modification Agreement, dated as of January 13, 2012 (the "Second Modification"), and by a Third Loan Modification Agreement, dated as of October 26, 2012 (the "Third Modification") pursuant to which Bank made available to Borrower a $3,500,000 line of credit facility (the "Loan Agreement"). Capitalized terms used in this Modification without definition have the respective meanings given to them in the Loan Agreement.
Bank and Borrower now desire to extend the time period during which the Line of Credit Facility will be available to Borrower and to otherwise amend the Loan Documents as set forth in this Modification.
AGREEMENT
Borrower and Bank, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, and intending to be legally bound, hereby agree to modify the Loan Agreement and the other Loan Documents as follows.
1.In Section 1.1 of the Loan Agreement, the definition of "Loan Documents" is hereby expanded to expressly include this Modification as a Loan Document. Reference in any of the Loan Documents to the Loan Documents generally, or to any specific Loan Document, shall be deemed to mean the Loan Documents generally, or such specific Loan Document, as modified hereby.
2.The date "August 31, 2012" appearing in Section 2.1(a) of the Loan Agreement, and changed to November 30, 2012, in the First Modification, further changed to November 1, 2013, in the Second Modification, and further changed to November 30, 2014, in the Third Modification, is hereby changed to "November 30, 2016".
3.The date "September 28, 2012" appearing in Sections 2.1(d) and 2.2(d) of the Loan Agreement, as well as elsewhere in the Loan Documents, including (without limitation) Section 1(c) of the Note, and changed to December 28, 2012, in the First Modification, further changed to December 1, 2013, in the Second Modification, and further changed to December 28, 2014 in the Third Modification, is hereby changed to "December 28, 2016".

4.Section 5.11 of the Loan Agreement is hereby amended and restated to read as follows:
"5.11    Unused Facility Fee. During the term of the Line of Credit Facility, Borrower shall pay the Bank "Unused Facility Fees" on any unborrowed portion of the Line of Credit Facility, from time-to-time (the "Unborrowed Amount"), equal to one half of one percent (.50%) per annum (calculated and pro-rated on a per diem basis, based on the number of days in the applicable calendar quarter, or any part thereof as to which Unused Facility Fees are payable), times the Unborrowed Amount. Although calculated and pro-rated on a per diem basis, Unused Facility Fees shall be due and payable quarterly in arrears on the first (1st) Business Day of each calendar quarter commencing April 2, 2012, and on the last day of the term of the Line of Credit Facility."
5.The date "September 1, 2012" appearing in Section 1(b) of the Note, and changed to December 1, 2012, in the First Modification, further changed to November 1, 2013, in the Second Modification, and further changed to December 1, 2014 in the Third Modification, is hereby changed to "December 1, 2016".
6.Borrower shall provide to Bank such financial information as Bank may reasonably request from time to time.
7.All payments of amounts payable to Bank pursuant to the Loan Documents must be made in U.S. dollars and must be received by Lender at:
Republic First Bank D/B/A Republic Bank
Two Liberty Place
50 S. 16th Street, Suite 2400
Philadelphia, PA  19102
Payments must be received consistent with the following payment instructions: By mail at the address specified above before 4:30 PM Eastern Standard Time; In person at Bank's store before 4:30 PM Eastern Standard Time; By online transfer using Bank's online banking system before 11:00 PM Eastern Standard Time; By telephone transfer using Bank's Interactive Voice Response System before 11:00 PM Eastern Standard Time. Bank may modify these payment instructions, including changing the address for payments, by providing updated payment instructions to Borrower in writing. If a payment is made consistent with Bank's payment instructions but received after the times noted in the payment instructions above on a business day, Bank will credit Borrower's payment on the next business day.
8.To induce Bank to enter into this Modification, Borrower represents and warrants to Bank that:

(a)    Organization, Qualification of Borrower.  Each Borrower is a corporation duly formed and in good standing, with full power and authority to conduct its business as such business is now being conducted. Each Borrower is qualified to do business in all states where the failure to be so qualified would have a material adverse effect on its business or properties.
(b)    Authority, Authorization.
(i)Each Borrower has taken all necessary action to authorize the borrowings provided for in the Loan Agreement, as modified hereby, and the execution, delivery, and performance of the Loan Documents to which such Borrower is a party.
(ii)No consent of any other party and no consent, license, approval, or authorization of, or registration or declaration with, any governmental authority, bureau, or agency is required in connection with the execution, delivery, performance, validity, or enforceability of this Modification or any other Loan Documents to which Borrower or Guarantor is a party.
(a)Enforceability.
(i)This Modification has been duly and validly executed by Borrower and duly and validly joined in by Guarantor and, to Borrower’s knowledge, constitutes a legal, valid, and binding contract of Borrower and Guarantor, enforceable in accordance with its terms.
(ii)All other Loan Documents to which they are a party are legal, valid, and binding obligations of Borrower and Guarantor, enforceable in accordance with their terms.
(b)Other.  All other representations and warranties contained in the Loan Documents continue to be true, correct and complete in all material respects, as of the Effective Date of this Modification, and are hereby ratified and confirmed by Borrower.
9.The Loan Documents represent the entire agreement and understanding of the parties respecting the Line of Credit Facility, and may not be amended subsequently by oral statements of, or courses of dealing between, the parties.
10.THE LOAN DOCUMENTS, INCLUDING THIS MODIFICATION, CONTINUE IN FULL FORSE AND EFFECT AND ARE HEREBY RATIFIED AND CONFIRMED. SPECIFICALLY, AND WITHOUT LIMITATION, BORROWER AND, BY ITS JOINDER BELOW, GUARANTOR, HEREBY INTENTIONALLY, KNOWINGLY, AND WITH THE ADVICE OF COUNSEL ACKNOWLEDGE AND REAFFIRM ALL OF BANK'S RIGHTS AND REMEDIES CONTAINED IN THE LOAN DOCUMENTS, INCLUDING (WITHOUTH LIMITATION) THE WARRANTS OF ATTORNEY ALLOWING FOR CONFESSION OF JUDGEMENT AGAINST BORROWER AND/OR GUARANTOR.

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IN WITNESS WHEREOF, Borrower and Bank, each intending to be legally bound hereby, has caused this Modification to be executed on the Effective Date.

Bank:
REPUBLIC FIRST BANK (d/b/a republic bank) By: /s/ Stephen McWilliams Name: Stephen McWilliams Title: Senior Vice President

BORROWER:
RESOURCE CAPITAL INVESTOR, INC. By: /s/ Thomas C. Elliott Name: Thomas C. Elliott Title: Chief Financial Officer

RESOURCE PROPERTIES XXX, INC. By: /s/ Thomas C. Elliott Name: Thomas C. Elliott Title: Senior Vice President

Guarantor hereby joins in the execution of this Modification to affirm and acknowledge (a) its consent hereto, (b) that the Surety Agreement continues in full force and effect notwithstanding this Modification, and (c) all of Bank's rights and remedies contained in the Loan Documents to which Guarantor is a party, including (without limitation) the warrants of attorney for confession of judgment against Guarantor.

RESOURCE AMERICA, INC.
By: /s/ Thomas C. Elliott
Name: Thomas C. Elliott
Title: Senior Vice President

Signature Page

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